     NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH RIGHTS AND SHARES MAY NOT BE SOLD, EXCHANGED OR TRANSFERRED IN ANY MANNER, EXCEPT AS SPECIFIED IN SECTION 4 HEREOF.

Warrant Certificate No. 5                            Warrants for 300,000 Shares

Original Issue Date: April 29, 1999


                           WARRANT TO PURCHASE COMMON STOCK

                                          OF

                                  SUCCESSORIES, INC.


     This certifies that PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time during the Warrant Period to purchase from SUCCESSORIES, INC. (the "Company"), an Illinois corporation, up to Three Hundred Thousand (300,000) fully paid and non-assessable shares of the Company's common stock ("Common Stock") upon surrender hereof, at the principal office of the Company, with the subscription form annexed hereto duly executed, and simultaneous payment therefor, at the purchase price of Two and 50/100 Dollars ($2.50) per share of Common Stock (the "Purchase Price"). For purposes of this Warrant, "Outstanding Common Stock" shall be deemed to be that number of shares of Common Stock then outstanding plus all shares of Common Stock that the Company is obligated to issue at the time or in the future by any outstanding warrant, option, convertible security or other agreement of any nature.

     1. THE WARRANTS. This Warrant is issued to Holder in connection with a certain Credit Agreement dated as of June 20, 1997, between the Company and The Provident Bank, as amended (as the same may be amended or restated, the "Credit Agreement"). The term "Warrants" as used herein shall include all Warrants issued in connection with the Credit Agreement and also any warrants delivered in substitution or exchange therefor as provided herein.

     2.   EXERCISE.

          2.1 FULL EXERCISE. Subject to compliance with the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, during the Warrant Period, at any time or from time to time, on any business day, by surrendering the Warrant at the principal office of the

Company, 2520 Diehl Road, Aurora, Illinois 60504 with the form of Election to Exercise in substantially the form of Exhibit A fully executed, together with payment in cash or immediately available funds of the sum obtained by multiplying: (a) the number of shares of Common Stock for which the Warrant is being exercised; by (b) the Purchase Price, PROVIDED, however, that all or part of such payment may be made by the surrender by such Holder to the Company, at the aforesaid office or agency, of any instrument evidencing indebtedness of the Company, or any other corporation of which the Company owns in excess of fifty percent (50%) of the voting stock. All indebtedness so surrendered shall be credited against such Purchase Price in an amount equal to the outstanding principal amount thereof plus accrued but unpaid interest to the date of surrender.

          2.2 PARTIAL EXERCISE. This Warrant may be exercised for less than the full number of shares of Common Stock or any fraction thereof called for hereby, during the Warrant Period, at any time or from time to time, in the manner set forth in Section 2.1. Upon any partial exercise, the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon such partial exercise, this Warrant shall be surrendered and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered Holder hereof within five (5) days after such exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, but in any event within five (5) days after payment of the Purchase Price pursuant to this Section 2, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then current Market Price (as defined in Section 2.3) of one (1) full share.

          2.3 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the Market Price (as defined below) for one share of Common Stock is greater than the Purchase Price (on the date of exercise of all or a part of this Warrant), in lieu of exercising this Warrant and purchasing the Warrant Stock for cash, the Holder may elect to receive Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the form of Election to Exercise attached hereto fully executed, in which event the Company shall issue to the Holder that number of Shares of Warrant Stock computed using the following formula:

               X =    Y x (A-B) / A

     Where     Y =    the aggregate number of Shares of Warrant Stock
               purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the number of Shares of Warrant Stock for which this Warrant is being exercised (at the date of such calculation)

               A = Market Price of one Share of Common Stock (at the date of such calculation)

               B = Purchase Price (as adjusted to the date of such calculation).

     For the purposes of this Section 2.3, "Market Price" shall mean, if the Warrant Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the last reported price on the date of valuation at which the Warrant Stock has traded on the NASDAQ National Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If the Warrant Stock is not so traded, "Market Price" shall be the value of one share of Warrant Stock as determined by agreement of the parties hereto, or if the parties hereto cannot reach agreement, then such value shall be determined by appraisal by an independent investment banking firm selected by the Company and acceptable to the Holder; provided, however, that if the Holder and the Company cannot agree on such investment banking firm, such appraised value shall be determined by averaging the appraised values calculated by (i) an independent investment banking firm selected by the Company; (ii) an independent investment banking firm selected by the Holder; and (iii) an independent investment banking firm selected by the investment banking firms selected by the Company and the Holder. Each such appraisal shall be at the Company's expense.

     3. PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and free of any security interest or other adverse claims or encumbrances and free of claims of pre-emptive rights. The Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of a Warrant or any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

     4. UNREGISTERED SECURITIES. The Holder acknowledges that, in taking unregistered Warrants, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Warrants have not been registered under the Securities Act and further realizes that such Warrants cannot be sold unless they are subsequently registered under the Securities Act or an exception or exemption from such registration is available. The Holder also acknowledges that appropriate legends reflecting the status of the Warrants under the Securities Act may be placed on the face of the Warrant certificates at the time of their transfer and delivery to the Holder hereof. The transfer of this Warrant and the shares issuable upon exercise of this Warrant is subject to the terms of this Warrant.

     5. EXCHANGES. This Warrant is exchangeable in accordance with Section 4 hereof, upon the surrender hereof by the Holder at the principal office of the Company together with the form of transfer authorization attached hereto as Exhibit B duly executed, for new Warrants for the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

     6.   ADJUSTMENTS.

          6.1 ADJUSTMENTS FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN MARKET PRICE OR PURCHASE PRICE. If the Company shall issue or sell shares of its Common Stock (other than those excepted by Section 6.1(j)) for a consideration per share less than the lesser of the Purchase Price or the Market Price (or, if an Adjusted Purchase Price shall be in effect by reason of a previous adjustment under this Section 6.1 as provided below then less than such Adjusted Purchase Price), then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Purchase Price by an Adjusted Purchase Price to be computed as provided below in this
Section 6.1, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. Such "Adjusted Purchase Price" shall be computed (to the nearest cent, a half cent or more being considered a full cent) by dividing:

          (A) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Purchase Price (or, if an Adjusted Purchase Price shall be in effect by reason of a previous adjustment under this
     Section 6.1, by such Adjusted Purchase Price), and (y) the consideration, if any received by the Company upon such issue or sale of Common Stock; by

          (B) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

No adjustment of the Purchase Price, or Adjusted Purchase Price if in effect, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments as so carried forward shall amount to $.01 per share or more.

For the purpose of this Section 6.1, the following paragraphs 6.1(a) to 6.1(k) shall be applicable;

          (a)  (i)    DIVIDENDS IN COMMON STOCK OR CONVERTIBLE SECURITIES.  If
     the Company shall declare any dividend or order any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such declaration or distribution shall be deemed to be an issue and sale (as of the record date), without consideration, of such Common Stock or the Common Stock covered by such Convertible Securities, as the case may be.

               (ii) DIVIDENDS IN OTHER STOCK, SECURITIES OR PROPERTY. If the Company shall declare any dividend or order any other distribution, upon any class of stock of the Company payable in stock of the Company of a different class (other than Common Stock or Convertible Securities covered by Section 6.1(a)(i)), other securities of the Company or other property of the Company (other than cash), such declaration or distribution shall be deemed an issue and sale, without consideration, of shares of Common Stock in an amount determined as follows:

               (A) the value of such distribution stock, securities, or property shall be determined in good faith by the Board of Directors of the Company as of the record date of the dividend or distribution;

               (B) the value of a share of the Common Stock shall be determined in good faith by the Board of Directors of the Company as of the record date of the aforesaid dividend or distribution;

               (C) the amount determined under clause (A) shall be divided by the amount determined under clause (B) and the quotient to the next higher full number shall be deemed the number of shares of Common Stock of the Company issued, without consideration, by reason of said dividend or distribution.

               Provided, however, that in the event of a distribution to shareholders of stock of a subsidiary or securities convertible into or exercisable for such stock, the holder of this Warrant, upon the exercise hereof as provided in Section 2, at any time after such distribution, shall be entitled to receive the stock or other securities to which such holder would have been entitled if such holder had exercised this Warrant immediately prior thereto all subject to further adjustment as provided in Section 6.1 and no Common Stock shall have been deemed to have been issued.

               (iii) DIVIDENDS IN CASH OUT OF CAPITAL OR SURPLUS. Other than dividends on the Company's Preferred Stock outstanding on the date hereof, if the Company shall declare any dividend or order any other distribution upon any stock of the Company, in cash paid or payable out of stated capital or paid-in surplus or surplus created as a result of a re-evaluation of property (determined in each case on a consolidated basis) then to the extent that the amount so paid or payable shall exceed the earned surplus on a consolidated basis, calculated in accordance with GAAP, such excess shall be deemed an issue and sale (as of the record date), without consideration, of shares of Common Stock in an amount determined as follows:

               (A) the value of a share of Common Stock, as of the record date, shall be determined in good faith by the Board of Directors of the Company;

               (B) amount of said excess shall be divided by the value determined under clause (A) and the quotient so determined to the next higher whole number shall be deemed the number of shares of Common Stock issued and sold without consideration.

               (iv) RECLASSIFICATION. If the Company shall order any distribution of any stock of the Company (including Common Stock) or other securities (including Convertible Securities) or property (including cash) by way of stock split, spin-off, split-up, reclassification, reverse stock split, combination of shares or similar corporate rearrangement, such distribution shall be deemed an issue and sale, without consideration, of shares of Common Stock as follows:

               (A) in the case of a distribution in shares of the Common Stock in the amount of said distribution;

               (B) in the case of a distribution of Convertible Securities as provided in Section 6.1(b);

               (C) in the case of a distribution of other stock, securities or property (including cash) as provided in Section 6.1(a)(ii) (for this purpose treating cash as other property).

          (b) ISSUANCE OR SALE OF CONVERTIBLE SECURITIES. If the Company shall issue or sell any Convertible Securities, there shall be determined the price per share for which Common

     Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof by (ii) the maximum number of shares of Common Stock of the Company issuable upon conversion or exchange of all of such Convertible Securities; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, unless the price per share for Common Stock into which the Convertible Shares are to be converted to Common Stock can only be determined at the time of conversion, in which case the requisite determination for purposes of this Section 6 shall be made at the time of conversion.

          If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than previously adjusted to account for such issuance) to reflect the same.

          If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without having been exercised, the Adjusted Purchase Price shall forthwith be readjusted to be the Adjusted Purchase Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock actually issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of each of the Convertible Securities as were actually converted or exchanged.

          (c) GRANT OF RIGHTS, WARRANTS OR OPTIONS FOR COMMON STOCK. If the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Common Stock (other than those excepted by Section 6.1(j)), there shall be determined the minimum price per share for which Common Stock is issuable upon the exercise of such rights, warrant or options, such determination to be made by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, warrants or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, warrants or options, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights, warrant or options; and such grant shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights, warrants or options) of such maximum number of shares of Common Stock at the price per share so determined.

          If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the Adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than previously adjusted to account for such issuance) to reflect the same.

          If any such rights, warrants or options shall expire without having been exercised, the Adjusted Purchase Price shall forthwith be readjusted to the Adjusted Purchase Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those actually issued or sold upon the exercise of such rights, warrants or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants or options

          (d) GRANT OF RIGHTS, WARRANTS OR OPTIONS FOR CONVERTIBLE SECURITIES. If the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purpose of Section 6.1(b), to have been issued and sold (as of the actual date of issue or sale of such rights, warrants or options to subscribe for, purchase or otherwise acquire such Convertible Securities) for the total amount received or receivable by the Company as consideration for the granting of such rights, warrants or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, warrants or options.

          If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the Adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than previously adjusted to account for such issuance) to reflect the same.

          If any such rights, warrants or options shall expire without having been exercised, the Adjusted Purchase Price shall forthwith be readjusted to be the Adjusted Purchase Price which would have been in effect had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights, warrants or options and that they were issued or sold for the consideration actually received by the Company for the granting of such rights, warrants or options actually exercised.

          (e) DILUTION IN CASE OF OTHER STOCK OR SECURITIES. In case any shares of stock or other securities, other than Common Stock of the Company, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Adjusted Purchase Price and the number of shares of Warrant Stock shall forthwith be adjusted, substantially in the manner provided for above in this Section 6.1, so as to protect the holders of the Warrants against the effect of such dilution.

          (f) DETERMINATION OF CONSIDERATION. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board of Directors of the Company.

          (g) RECORD DATE DEEMED ISSUE DATE. In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (a) receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock of Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights or subscription, purchase of other acquisition, as the case may be.

          (h) SHARES CONSIDERED OUTSTANDING. The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect to scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares held in the treasury of the Company or by subsidiaries of the Company.
          (i) DURATION OF ADJUSTMENT PURCHASE PRICE. Following each computation or readjustment of an Adjusted Purchase Price as provided in this Section 6.1, the new Adjusted

     Purchase Price shall remain in effect until a further computation or readjustment thereof is required by this Section 6.1.

          (j)  EXCEPTED ISSUES AND SALES.  No adjustments pursuant to this
     Section 6.1 shall be made in respect of the issuance of shares of Common Stock upon exercise of or issuances pursuant to: (A) Warrants issued pursuant to the Agreement; (B) employee stock options issued pursuant to the Company's Stock Option Plan pursuant to any amendment, (not to exceed 1,700,000) generally available to the Company's employees outstanding on the date hereof; (C) convertible preferred stock outstanding on the date hereof; (D) the employee stock purchase plan of the Company effective on the date hereof or any amendment, replacement or similar plan generally available to the Company's employees; (E) options and warrants outstanding in connection with certain subordinated debt outstanding on the date hereof; and (F) 60,000 stock options to James Beltrame, 20,000 stock options to Arnold Anderson and the deferred issuance of 133,650 shares of Common Stock to Arnold Anderson. The number of shares of Common Stock referred to in this subparagraph shall be proportionately adjusted to reflect any reclassification, subdivision or combination of Common Stock or any distribution or dividends on the Common Stock, payable in Common Stock.

          6.2 REORGANIZATION, CONSOLIDATION, MERGER. In the event of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant), or the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 2, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6. In each such case the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation; PROVIDED, however, that if such reorganization, consolidation or merger is with any entity affiliated with the Company or any of its officers or directors, and would result in the elimination of all or substantially all of the rights to voting interests of the Holder in the surviving corporation, such Holder upon exercise hereof after such reorganization, consolidation, or merger shall be entitled to receive, at the Holder's option, in lieu of the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, cash or voting securities in the proportions that the Holder may elect in the surviving corporation in an amount equivalent to the fair market value of the voting interest in the Company that such Holder would have received had the Warrant been exercised prior to such consummation.

          6.3 OTHER ADJUSTMENTS. In case at any time conditions arise by reason of action taken by the Company which, in the opinion of its Board of Directors (recognizing the fiduciary duty, hereby assumed and acknowledged, of the Board of Directors to the Holders of the Warrants) or in the opinion of the Holders of Warrants representing a majority of the shares of Warrant Stock issuable upon exercise of such Warrants, are not adequately covered by the other provisions of this Section 6 and which might materially and adversely affect the exercise rights of the Holders of the Warrants, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (other than the accountants then auditing the books of the Company) to determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 6, necessary with respect to the Purchase Price or adjusted Purchase Price, as so to preserve, without dilution, the exercise rights of the Holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described in such report.

          6.4 NO DILUTION OR IMPAIRMENT. The Company will not, by amendment or restatement of its certificate of incorporation or by-laws or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

          6.5 ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the shares of Warrant Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause a firm of independent certified public accountants of recognized standing selected by the Company (who may be the accountants then auditing the books of the Company except in the circumstances set forth in Section 6.3 above) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of: (a) the consideration received or to be received by the Company for any additional shares of Warrant Stock issued or sold or deemed to have been sold; and (b) the number of shares of Warrant Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each certificate to each Holder of a Warrant at the time outstanding.

          6.6 NOTICES OF RECORD DATE. If and when the Company shall establish a record date for the Holders of its Stock (or such other securities at the time receivable upon the exercise of the Warrants) for the purpose:

               (a) of determining the Holders entitled to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other right; or

               (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, except for mergers into the Company of subsidiaries whose assets are less than ten percent (10%) of the total assets of the Company and its consolidated subsidiaries, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (c) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed, to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, the record date established with respect to such dividend, distribution, voting or other right, and stating the amount and character of such dividend, distribution, voting or other right, or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as of which the Holders of record of Stock (or such other securities at the time receivable upon the exercise of the Warrants) shall be entitled to vote upon or exchange their shares of Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the dates therein specified. The rights to notice provided in this Section 6.6 are in addition to the rights provided elsewhere herein.

     7. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     8. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants and the issuance of all shares of Warrant Stock.

     9.   TRANSFERS; NOTICE OF PROPOSED TRANSFERS; OPINION OF COUNSEL.

          9.1 Subject to the provisions of this Section 9, this Warrant and all rights hereunder are transferable on the books of the Company by any Holder hereof in person or by duly authorized attorney upon surrender of this Warrant at the principal office of the Company, together with the form of transfer authorization attached hereto as Exhibit B duly executed, provided that all conditions set forth below have been met. Absent any such transfer, the Company may deem and treat the Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

          9.2 Prior to any sale, transfer or other disposition of the Warrant or any shares issued or issuable upon exercise hereof, the Holder shall give ten
(10) days' notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel for such Holder, stating whether, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act and any state Blue Sky or securities law.

          9.3 If such sale, transfer or other disposition may in the opinion of such counsel be effected without registration under the Act and any state Blue Sky or securities laws, such Holder shall thereupon be entitled to transfer this Warrant and Warrant Stock in accordance with the terms of the notice delivered by such Holder to the Company, and the Company shall promptly register such sale, transfer or disposition in its security register. If in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such Holder shall not be entitled to transfer this Warrant or Warrant Stock unless the Company files a registration statement relating to the proposed transfer and such registration statement has become effective under the Act, either pursuant to an election of the Company or pursuant to the terms hereof. Notwithstanding any provision of this Section 9 to the contrary, the Company shall have no obligation to file a registration statement relating to this Warrant or Warrant Stock, except as specifically provided in the Registration Rights Agreement between the Holder and the Company dated as of the date hereof.

     10. DEFINITIONS. For purposes of this Warrant the terms capitalized herein have the meanings set forth below.

               "Generally Accepted Accounting Principles" shall mean accounting principles which are (i) consistent with the principles promulgated or adopted for the United States by the Financial Accounting Standards Board and its predecessors in effect from time to time, (ii) applied on a basis consistent with prior periods, and (c) such that a certified public account would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Warrant Period" shall mean the period commencing on the date hereof and ending on July 16, 2005.

               "Warrant Stock" shall mean Common Stock issuable upon exercise of this Warrant in accordance with its terms and any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

     11) INFORMATION. The Company shall furnish each Holder of Warrants with copies of all reports, proxy statements, and similar materials that it furnishes to Holders of its Stock. In addition, it shall furnish to each such Holder of Warrants copies of all reports filed by it with the Securities and Exchange Commission.

     12) NOTICES. All notices and other communications under this Warrant shall be in writing and shall be mailed by first-class registered or certified mail, postage prepaid, addressed (a) if to the Holder, at the registered address furnished to the Company in writing by the Holder of this Warrant, or (b) if to the Company, to the attention of its Chief Executive Officer at its principal office located at 2520 Diehl Road, Aurora, Illinois 60504, or such other location of its principal office as shall be furnished to the Holder in writing by the Company.

     13) CHANGE, WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement by the change, waiver, discharge or termination is sought.

     14) HEADINGS. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.  SIGNATURE PAGE FOLLOWS.]

          LAW GOVERNING. This Warrant is delivered in the State of Ohio and shall be construed and enforced in accordance with and governed by the internal substantive laws of such State.

April 29, 1999                    SUCCESSORIES, INC.



                                  By:    /s/ Arnold M. Anderson
                                     -----------------------------------
                                  Name:  Arnold M. Anderson
                                  Title: Chairman and Chief Executive Officer

                                      EXHIBIT A


             [SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF WARRANT]


     The undersigned registered Holder or assignee of such registered Holder of the within Warrant, hereby (1) subscribes for _______________ shares which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes payment of the Purchase Price called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:



                                ----------------------------------------------
                                                                        (Name)


                                ----------------------------------------------
                                                                     (Address)

                                Signature:
                                           -----------------------------------



Dated:                  , 199_
       ----------------

                                      EXHIBIT B


                                     [ASSIGNMENT]


                       (TO BE EXECUTED BY THE REGISTERED HOLDER
                      TO ENACT A TRANSFER OF THE WITHIN WARRANT)


     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns, and transfers unto ______________________________ of
______________________________, the right to purchase shares evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ______________________________ to transfer such right on the books of Company, with full power of substitution.



Dated:                  , 199_
       ---------------


                                   -----------------------------------------
                                   Signature



WITNESS: